          Morgan Stanley Institutional Fund Trust High Yield Portfolio
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Chesap  4/13/    -     $99.07 $600,00  720,00    0.12%  0.31%   Lehman  Lehman
 eake     05                   0,000      0                     Brothe  Brothe
Energy                                                           rs,      rs
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                Morgan
                                                                Stanle
                                                                y, ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Comeri
                                                                  ca
                                                                Securi
                                                                ties,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                 ey,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                ties,
                                                                BOSC,
                                                                Inc.,
                                                                Fortis
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, TD
                                                                Securi
                                                                ties,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                Harris
                                                                Nesbit
                                                                t, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                Deutsc
                                                                  he
                                                                 Bank
Sungar  7/27/    -     $100.0 $1,000,  360,00    0.04%  0.16%   Securi  Deutsc
d Data    05             0    000,000     0                     ties,     he
10.25%                                                          Goldma   Bank
  due                                                             n,
8/15/1                                                          Sachs
   5                                                            & Co.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.

                                                                Deutsc
                                                                  he
Sungar  7/27/    -     $100.0 $1,600,  630,00    0.04%  0.28%    Bank   Deutsc
d Data    05             0    000,000     0                     Securi    he
9.125%                                                          ties,    Bank
due 8-                                                          Goldma
 15-13                                                            n,
                                                                Sachs
                                                                & Co.,
                                                                Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.
                                                                Deutsc
                                                                  he
Sungar  7/27/    -     $100.0 $4,000,  95,000    0.02%  0.04%    Bank   Deutsc
d Data    05             0    000,000                           Securi    he
Floati                                                          ties,    Bank
  ng                                                            Goldma
 Rate                                                             n,
 Notes                                                          Sachs
due 8-                                                          & Co.,
 15-13                                                          Citigr
                                                                 oup,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                 RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                s, BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Inc.